FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into effective as of August 28, 2006 by and among CONN APPLIANCES, INC., a Texas corporation (“CAI”) and CAI CREDIT INSURANCE AGENCY, INC., a Louisiana corporation (“Louisiana Insurance Company”) (CAI and Louisiana Insurance Company being herein collectively called “Borrowers”); each of the Lenders which is or may from time to time become a party to the Credit Agreement (as defined below) (individually, a “Lender” and, collectively, the “Lenders”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, acting as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

A. The Borrowers, the Lenders and the Administrative Agent executed and delivered that certain Credit Agreement dated as of October 31, 2005. Said Credit Agreement, as amended, supplemented and restated, is herein called the “Credit Agreement”. Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Credit Agreement.

B. The Borrowers, the Lenders and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent do hereby agree as follows:

SECTION 1. Amendment to Credit Agreement. The reference to “$25,000,000” set forth in Section 6.06 of the Credit Agreement is hereby amended to read “$50,000,000”.

SECTION 2. Ratification. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Credit Agreement are hereby released, diminished or impaired, and the Borrowers hereby reaffirm all covenants, representations and warranties in the Credit Agreement.

SECTION 3. Expenses. The Borrowers shall pay to the Administrative Agent all reasonable fees and expenses of Administrative Agent’s legal counsel incurred in connection with the execution of this Amendment.

SECTION 4. Certifications. The Borrowers hereby certify that (a) no event or condition has occurred or arisen since the Effective Date which has had a Material Adverse Effect and (b) no Default or Event of Default has occurred and is continuing or will occur as a result of this Amendment.

06-28-06 09:46 FROM- T-064 P.02/16 F-327

SECTION 5. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Administrative Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered either in original form or by telecopy, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Administrative Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

CONN APPLIANCES, INC.,
a Texas corporation

By: [signature]
Name: DAVID R. ATNIP
Title: SVP and TREASURER

CAI CREDIT INSURANCE AGENCY, INC.,
a Louisiana corporation

By: [signature]
Name: DAVID R. ATNIP
Title: PRESIDENT

2

HOUSTON: 007302.04059: 1112393v1

AUG-28-2006 10:15 CHASE BANK OF TEXAS 713 216 7520 P.0

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: [signature]
Name: R. MICHAEL ARNETT
Title: VICE PRESIDENT

3

HOUSTON: 007002.04059: 1112393v1

AUG 28 2006 9:07 AM FR BANK OF AMERICA 713 247 7175 TO 97132292546 P

BANK OF AMERICA, N.A.,
as Syndication Agent and as a Lender

By: ____________________
Name: Gary L. Mingle
Title: Senior Vice President

08/28/2006 10:21 FAX 404 588 8505 US DIVERSIFIED 002

SUNTRUST BANK,
as Documentation Agent and as a Lender

By: [signature]
Name: Richard C. Wilson
Title: Managing Director

5

AUG-28-2006 MON 10:40 AM CAPITAL ONE N A FAX NO. 4098801353 P.

CAPITAL ONE, N.A. F/K/A
HIBERNIA NATIONAL BANK

By: ____________________
Name: BILL C. DARLING
Title: VICE PRESIDENT

AUG-28-2005 11:06 FROM:GUARANTY BANKHOUSTON 7137590765 TO:Locke Liddell Sapp P.2/2

GUARANTY BANK

By: [signature]
Name: D. Scott Wigginton
Title: Senior Vice President

7

06-28-06 09:46 FROM- T-064 P. 7/16 F-327

The undersigned Guarantors hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Credit Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lender would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Code §26.02 set forth above.

"GUARANTORS"

CAI HOLDING CO., a Delaware corporation, CONN APPLIANCES, L.L.C., a Delaware limited liability company, CAI CREDIT, L.L.C., a Delaware limited liability company,

By: [signature]
Name: Michael G. Morgan
Title: Vice President

CAI L.P., a Texas limited partnership

By: Conn Appliances, Inc., its General Partner

By: [signature]
Name: DAVID R. ATNIP
Title: SVP and TREASURER

CAI L.P., a Texas limited partnership

By: Conn Appliances, Inc., its General Partner

By: [signature]
Name: DAVID R. ATNIP
Title: SVP and TREASURER

8

HOUSTON:007002.04059: 1112393v1

08-28-06 09:48 FROM- T-064 P.18/18 F-327

CAI CREDIT INSURANCE AGENCY L.P., a Louisiana limited partnership

By: CAI Credit Insurance Agency, Inc., its General Partner

By: [signature]
Name: DAVID R. ATNIP
Title: PRESIDENT

CONN'S, INC, a Delaware corporation

By: [signature]
Name: THOMAS J. FRANK, SR.
Title: CHIEF EXECUTIVE OFFICER and CHAIRMAN OF THE BOARD

9

HOUSTON: 007002.04059: 1112393v1